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                                                                   EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Summa Rx Laboratories, Inc. (the "Company") on Form 10-KSB/A for the period ending April 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry A. Nelson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition, and result of operations of the Company.

February 21, 2003                         /s/ Jerry A. Nelson
                                          -------------------------------
                                          Jerry A. Nelson
                                          President and Chief Executive Officer